Fees Summary	Nov. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 50,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	7,205.00
Total Offset Amount	5,563.52
Net Fee	$ 1,641.48